Exhibit 10.2

BAY PEAK 1 OPPORTUNITY CORP.
AMENDMENT TO THE
INVESTOR MAKE GOOD SIDE LETTER AGREEMENT
FOR THE FINAL CLOSING OF THE SHARE EXCHANGE AGREEMENT

In the final closing of the sale of securities under that certain Common Stock Purchase Agreement dated as of March 11, 2011, PV KBS Holdings, L.P. (“PV Capital”) purchased shares of common stock of Bay Peak 1 Opportunity Corp.

In connection with such purchase, PV Capital wishes to become a party to that certain Investor Make Good Side Letter Agreement dated as of March 11, 2011 (the “Make Good Side Letter”) as a Financing Investor (as that term is defined in the Make Good Side Letter).

The undersigned, constituting the parties necessary to amend the Make Good Side Letter hereby agree and acknowledge that PV Capital shall become a party to the Make Good Side Letter as a Financing Investor. PV Capital hereby agrees to become a party to the Make Good Side Letter as a Financing Investor and to be bound by the terms thereof.

[Signature Pages to follow]

If this amendment correctly states your understanding of our agreement, please indicate your consent and approval by executing in the blank provided for your signature below.

Very truly yours,
BAY PEAK 1 OPPORTUNITY CORP.

By:
Name:
Title:

[Signature Page to Make Good Side Letter Amendment]

If this amendment correctly states your understanding of our agreement, please indicate your consent and approval by executing in the blank provided for your signature below.

CONTROLLING STOCKHOLDERS:

Printed Name:

Printed Name:

[Signature Page to Make Good Side Letter Amendment]

If this amendment correctly states your understanding of our agreement, please indicate your consent and approval by executing in the blank provided for your signature below.

INVESTORS’ REPRESENTATIVE:

David Steele

[Signature Page to Make Good Side Letter Amendment]

If this amendment correctly states your understanding of our agreement, please indicate your consent and approval by executing in the blank provided for your signature below.

FINANCING INVESTOR:

PV KBS Holdings, L.P.
By: PV KBS Investments, LLC

By:
Name:
Title:

Address for Notice:

20645 N. Pima Road, Suite 140
Scottsdale, AZ 85255

With a copy to:

[Signature Page to Make Good Side Letter Amendment]